COLUMBIA TAX-MANAGED AGGRESSIVE GROWTH FUND
                       COLUMBIA NEWPORT ASIA PACIFIC FUND
                              COLUMBIA EUROPE FUND
                     COLUMBIA EUROPEAN THEMATIC EQUITY FUND
                      COLUMBIA GLOBAL THEMATIC EQUITY FUND

                  (each a "Fund" and collectively, the "Funds")
                         Supplement to the Prospectuses




The Board of Trustees that oversees the above-listed Funds has decided to terminate each Fund. Upon termination all shareholder accounts will be liquidated and the assets distributed to each Fund's shareholders. The effective date of termination for the Funds will be on or about December 10, 2004.

In connection with the proposed terminations of the Funds, the Board of Trustees has suspended the sale of each Fund's shares effective as of the close of business on November 10, 2004. Consequently, purchase orders for shares of the Funds (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments, contributions to certain existing retirement plan accounts and purchases through wrap fee accounts) will not be accepted by the Funds after November 10, 2004.


G-36/303T-1004                                                 October 21, 2004